UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 4, 2010

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(972) 869-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2010, Thomas Group, Inc. issued a press release announcing the results of operations and financial condition of Thomas Group, Inc. for the three months ended March 31, 2010.  A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being expressly incorporated by reference in such filing. The exhibits contain, and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 8.01 Other Events

On May 4, 2010, Thomas Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.  The portions of the press release under the heading “NASDAQ Listing Status Update” and the notice under the heading “Proxy Statement” may be deemed to be soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended, and such portions of the press release are filed herewith pursuant to that rule.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date: May 4, 2010	By:	/s/ FRANK TILLEY
Frank W. Tilley, Interim Chief Financial Officer and Vice President